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                                 EXHIBIT 10.71

          SECOND AMENDMENT TO ADDENDUM TO SECURITY AND LOAN AGREEMENT
                        ("SECURITY AND LOAN AGREEMENT")
               BETWEEN DATAMETRICS CORPORATION AND IMPERIAL BANK
                             DATED: MARCH 21, 1995

  The Security and Loan Agreement between Datametrics Corporation ("Borrower") and Imperial Bank ("Bank"), dated March 21, 1995, is amended as follows:

Borrower agrees that it will not:

1.) Make or incur obligations for capital expenditures in excess of $1,900,000 during the 1995 fiscal year or in excess of $1,900,000 during any one fiscal year thereafter.

  All other terms and conditions of Bank's loan to Borrower remain unchanged.

Agreed: December 5, 1995

    Datametrics Corporation

                                                   Imperial Bank

By: /s/ John J. Van Buren                 By: /s/ Roger Kratz
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Title: C.F.O.                             Title: Vice President